UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2022

Fortress Value Acquisition Corp. IV

(Exact name of registrant as specified in its charter)

Delaware	001-40219	85-3271127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor
New York, New York	10105
(Address of Principal Executive Offices)	(Zip Code)

(212) 798-6100 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	FVIV.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	FVIV	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FVIV WS	New York Stock Exchange

☒      Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As announced on October 12, 2022, Fortress Value Acquisition Corp. IV (the “Company”) and its sponsor, Fortress Value Acquisition Sponsor IV LLC (the “Sponsor”), are seeking approval of the Company’s stockholders to redeem its outstanding Class A common stock (the “Public Shares”) for cash held in its trust account prior to December 31, 2022. The Company expires by its terms on March 18, 2023. The Company believes that consummation of a suitable merger is highly improbable, and because redemptions made after December 31, 2022 may be subject to a 1% excise tax included as part of the Inflation Reduction Act of 2022, it is in stockholders’ best interests to return the cash in trust within calendar 2022 rather than wait for expiration in 2023. In the event that stockholders approve the proposals and the Public Shares are redeemed, the Company’s warrants (NYSE: FVIV WS) will expire worthless.

Following such announcement, on October 13, 2022, the New York Stock Exchange (the “NYSE”) notified the Company, and publicly announced, that the NYSE determined to commence proceedings to delist the Company’s warrants from the NYSE and that trading in the Company’s warrants would be suspended immediately, due to trading price levels pursuant to Section 802.01D of the NYSE Listed Company Manual. As a result of the expected expiration of the warrants described above, the Company does not intend to appeal the NYSE’s determination.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are not historical facts, including with respect to the Company’s anticipated redemption, liquidation and dissolution, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek,” “future,” “project,” “anticipate” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors and risks that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Company’s Form S-1 relating to its initial public offering, Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents the Company has filed with the SEC, as amended from time to time. Copies of such filings are available on the SEC’s website, www.sec.gov.

Forward-looking statements speak only as of the date they are made, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by the Company or any other person that the events or circumstances described in such statements are material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS VALUE ACQUISITION CORP. III

Date: October 13, 2022	By:	/s/ Alexander P. Gillette
	Name:	Alexander P. Gillette
	Title:	General Counsel and Secretary